JPMORGAN TRUST I
J.P. Morgan Income Funds
JPMorgan Short Duration Core Plus Fund (the “Fund”)
(All Share Classes)
Supplement dated February 14, 2022
to the Summary Prospectuses and Prospectuses dated July 1, 2021, as supplemented
Effective March 1, 2022, the fifth paragraph under “What are the Fund’s main investment strategies?” in the Risk/Return Summary section for the Fund is hereby deleted and replaced with the following:
Up to 25% of the Fund’s net assets may be invested in foreign securities. Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets), but do not include collateralized loan obligations (CLOs) that are denominated in U.S. dollars. Such investments may include below investment grade securities or the unrated equivalent subject to the limitations on below investment grade securities described above. The Fund’s investments may include securities denominated in foreign currencies. Currently, the Fund anticipates at least 85% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars. However, from time to time, the Fund may have greater exposure to non‑U.S. dollar investments to take advantage of market conditions.
In addition, the fifth paragraph for the Fund in the “More About the Funds — Additional Information About the Funds’ Investment Strategies” is hereby deleted and replaced with the following:
Up to 25% of the Fund’s net assets may be invested in foreign securities. Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets), but do not include collateralized loan obligations (CLOs) that are denominated in U.S. dollars. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom, and most western European countries. Securities and instruments tied economically to an emerging market include: (i) securities of issuers that are organized under the laws of an emerging markets country or that maintain principal place of business in an emerging markets country; (ii) securities that are traded principally in an emerging markets country; (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging markets country; or (iv) securities or other instruments that expose the Fund to the economic fortunes and risks of one or more emerging market countries. Such investments may include below investment grade securities or the unrated equivalent subject to the limitations on below investment grade securities described above. The Fund’s investments may include securities denominated in foreign currencies. Currently, the Fund anticipates at least 85% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars. However, from time to time, the Fund may have greater exposure to non‑U.S. dollar investments to take advantage of market conditions.
SUP‑SDCP‑222

In addition, the first paragraph for the Fund in the “Additional Investment Strategies” section of “More About the Funds — Additional Information About the Funds’ Investment Strategies” is hereby deleted and replaced with the following:
The Fund may utilize loan assignments and participations (Loans), CLOs, debt securities of master limited partnerships (MLPs), exchange-traded funds, inflation-linked and inflation-protected securities, inverse floaters, municipal securities, preferred shares, real estate investment trusts (REITs), repurchase agreements, structured investments, when-issued securities, delayed settlement securities and forward commitments, and zero‑coupon, pay‑in‑kind securities and deferred payment securities as additional strategies. ETFs that are used in lieu of securities for the market sectors identified in the Market Sector Table are included in the ranges in the Market Sector table. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE